    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1996



                                                     REGISTRATION NO. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                             ---------------------
                          AMERICAN EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

            DELAWARE                            1311                            74-2086890
  (State or other jurisdiction      (Primary Standard Industrial             (I.R.S. Employer
of incorporation or organization)     Classification Code Number)         Identification Number)

                             1331 LAMAR, SUITE 900
                           HOUSTON, TEXAS 77010-3088
                                 (713) 756-6000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 JOHN M. HOGAN
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                          AMERICAN EXPLORATION COMPANY
                             1331 LAMAR, SUITE 900
                           HOUSTON, TEXAS 77010-3088
                                 (713) 756-6000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                   Copies to:

                  JOE S. POFF                                      JOHN F. WOMBWELL
             BAKER & BOTTS, L.L.P.                              ANDREWS & KURTH L.L.P.
                ONE SHELL PLAZA                               4200 TEXAS COMMERCE TOWER
             HOUSTON, TEXAS 77002                                HOUSTON, TEXAS 77002
                (713) 229-1410                                      (713) 220-4200

                             ---------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.


     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-13017


     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE



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                                                                                Proposed
                                                                Proposed        maximum
                                                                maximum        aggregate
           Title of each class of             Amount to be   offering price     offering       Amount of
        securities to be registered          registered(1)    per share(1)    price(2)(3)   registration fee
------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.05 per share.....        --             --          $5,150,000        $1,561
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------


(1) In accordance with Rule 457(o) under the Securities Act, the number of shares being registered and the proposed maximum offering price per share are not included in this table.


(2) Calculated in accordance with Rule 457(c) under the Securities Act solely for the purpose of calculating the registration fee.



(3) Includes shares of Common Stock issuable upon exercise of the Underwriters' over-allotment option.

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


     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-13017) filed by American Exploration Company (the "Company") with the Securities and Exchange Commission on September 30, 1996, as amended by Amendment No. 1 thereto filed on October 11, 1996 and Amendment No. 2 thereto filed on October 28, 1996, are incorporated herein by reference. Filed as exhibits hereto are the following opinions and consents:



      5        -- Opinion of Patterson, Belknap, Webb & Tyler LLP.
     23(a)     -- Consent of Arthur Andersen LLP.
     23(b)     -- Consent of KPMG Peat Marwick LLP.
     23(c)     -- Consent of KPMG Peat Marwick LLP.
     23(d)     -- Consent of Patterson, Belknap, Webb & Tyler LLP (contained in Exhibit 5).
     23(e)     -- Consent of Netherland, Sewell & Associates, Inc.
     23(f)     -- Consent of William M. Cobb & Associates, Inc.
    *24        -- Powers of Attorney.


---------------


 * Incorporated by reference from the Registrant's Registration Statement on Form S-1, as amended (Reg. No. 333-13017).

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON THE 31ST DAY OF OCTOBER, 1996.


                                          AMERICAN EXPLORATION COMPANY

                                          By:     /s/  MARK ANDREWS
                                             ----------------------------------
                                                      (Mark Andrews)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                  SIGNATURE                                 TITLE                     DATE
---------------------------------------------   ------------------------------  -----------------
           /s/  MARK ANDREWS                      Chairman of the Board and      October 31, 1996
---------------------------------------------      Chief Executive Officer
               (Mark Andrews)                   (Principal Executive Officer)

           /s/  JOHN M. HOGAN                     Senior Vice President and      October 31, 1996
---------------------------------------------      Chief Financial Officer
               (John M. Hogan)                     Principal Financial and
                                                     Accounting Officer)

                     *                                     Director              October 31, 1996
---------------------------------------------
           (Harry W. Colmery, Jr.)

                     *                                     Director              October 31, 1996
---------------------------------------------
          (Irvin K. Culpepper, Jr.)

                     *                                     Director              October 31, 1996
---------------------------------------------
            (Walter J.P. Curley)

                     *                                     Director              October 31, 1996
---------------------------------------------
              (Robert M. Danos)

                     *                                     Director              October 31, 1996
---------------------------------------------
            (Phillip Frost, M.D.)

                     *                                     Director              October 31, 1996
---------------------------------------------
              (Peter G. Gerry)

                     *                                     Director              October 31, 1996
---------------------------------------------
          (H. Phipps Hoffstot, III)

                     *                                     Director              October 31, 1996
---------------------------------------------
               (John H. Moore)

                  SIGNATURE                                 TITLE                     DATE
---------------------------------------------   ------------------------------  -----------------
                     *                                     Director              October 31, 1996
---------------------------------------------
              (Peter P. Nitze)

*By:      /s/  JOHN M. HOGAN                                                     October 31, 1996
---------------------------------------------
    (John M. Hogan, Attorney-in-Fact)

                               INDEX TO EXHIBITS



      5        -- Opinion of Patterson, Belknap, Webb & Tyler LLP.
     23(a)     -- Consent of Arthur Andersen LLP.
     23(b)     -- Consent of KPMG Peat Marwick LLP.
     23(c)     -- Consent of KPMG Peat Marwick LLP.
     23(d)     -- Consent of Patterson, Belknap, Webb & Tyler LLP (contained in Exhibit 5).
     23(e)     -- Consent of Netherland, Sewell & Associates, Inc.
     23(f)     -- Consent of William M. Cobb & Associates, Inc.
    *24        -- Powers of Attorney.


---------------


 * Incorporated by reference from the Registrant's Registration Statement on Form S-1, as amended (Reg. No. 333-13017).